EXHIBIT 3.2
                                                                    -----------


                          AMENDED AND RESTATED BY-LAWS

                                       OF

                      BROADRIDGE FINANCIAL SOLUTIONS, INC.

                            (A Delaware Corporation)

                            ------------------------

                                   ARTICLE I

                                  DEFINITIONS

         As used in these By-laws, unless the context otherwise requires, the term:

         1.1. "Assistant Secretary" means an officer of the Corporation having the title of "Assistant Secretary."

         1.2. "Assistant Treasurer" means an officer of the Corporation having the title of "Assistant Treasurer."

         1.3.     "Board" means the Board of Directors of the Corporation.

         1.4. "By-laws" means these By-laws of the Corporation, as amended or restated from time to time.

         1.5. "Certificate of Incorporation" means the Certificate of Incorporation of the Corporation, as amended or restated from time to time.

         1.6. "Chairman" means the Chairman of the Board of Directors of the Corporation.

         1.7. "CEO" means an officer of the Corporation having the title of "Chief Executive Officer."

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         1.8.     "Chief Financial Officer" means an officer of the Corporation having the title of "Chief Financial Officer."

         1.9.     "Corporation" means Broadridge Financial Solutions, Inc.

         1.10.    "Directors" means the directors of the Corporation.

         1.11. "Entire Board" means all directors of the Corporation in office, whether or not present at a meeting of the Board, but disregarding vacancies.

         1.12. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         1.13. "General Corporation Law" means the General Corporation Law of the State of Delaware, as amended from time to time.

         1.14. "Office of the Corporation" means the executive office of the Corporation, anything in Section 131 of the General Corporation Law to the contrary notwithstanding.

         1.15. "President" means an officer of the Corporation having the title of "President."

         1.16. "Secretary" means an officer of the Corporation having the title of "Secretary."

         1.17.    "Stockholders" means the stockholders of the Corporation.

         1.18. "Treasurer" means an officer of the Corporation having the title of "Treasurer."

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         1.19.    "Vice  Chairman"  means  the Vice  Chairman  of the  Board of
Directors of the Corporation.

         1.20. "Vice President" means an officer of the Corporation having the title of "Vice President."

                                  ARTICLE II

                                  STOCKHOLDERS

         2.1. PLACE OF MEETINGS. Every meeting of Stockholders shall be held at the Office of the Corporation or at such other place within or without the State of Delaware as shall be specified or fixed in the notice of such meeting or in the waiver of notice thereof.

         2.2. ANNUAL MEETING. A meeting of Stockholders shall be held annually for the election of Directors and the transaction of other business at such hour and on such business day in each year as may be determined by the Board and designated in the notice of meeting.

         2.3. DEFERRED MEETING FOR ELECTION OF DIRECTORS, ETC. If the annual meeting of Stockholders for the election of Directors and the transaction of other business is not held on the date designated therefor at any adjournment of a meeting convened on such date, the Board shall call a meeting of Stockholders for the election of Directors and the transaction of other business as soon thereafter as convenient.

         2.4. SPECIAL MEETINGS. A special meeting of Stockholders may be called at any time by the Board, the Chairman or the CEO. Any such request shall state the purpose of the proposed meeting. At any special meeting of Stockholders only such business may be transacted as is related to the purpose or purposes of such meeting set

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forth in the notice  thereof  given  pursuant  to Section  2.6 hereof or in any waiver of notice thereof given pursuant to Section 2.7 hereof.

         2.5. FIXING RECORD DATE. For the purpose of: (a) determining the Stockholders entitled to notice of or to vote at any meeting of Stockholders or any adjournment thereof, unless otherwise provided in the Certificate of Incorporation to express consent to corporate action in writing without a meeting or to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock; or any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date was adopted by the Board and which record date shall not be (x) in the case of clause (a)(i) above, more than sixty (60) nor less than ten (10) days before the date of such meeting, (y) in the case of clause (a)(ii) above, more than ten (10) days after the date upon which the resolution fixing the record date was adopted by the Board and (z) in the case of clause (a)(iii) or (b) above, more than sixty (60) days prior to such action. If no such record date is fixed:

                  2.5.1. the record date for determining Stockholders entitled to notice of or to vote at a meeting of Stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held;

                  2.5.2. the record date for determining Stockholders entitled to express consent to corporate action in writing without a meeting (unless otherwise provided in the Certificate of Incorporation), when no prior action by the Board is required under the General Corporation Law, shall be the first day on which a signed written consent setting forth the action taken or proposed to be taken is

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         delivered to the  Corporation by delivery to its registered  office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of Stockholders are recorded; and when prior action by the Board is required under the General Corporation Law, the record date for determining Stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board adopts the resolution taking such prior action; and

                  2.5.3. the record date for determining Stockholders for any purpose other than those specified in Sections 2.5.1 and 2.52 hereof shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

When a determination of Stockholders entitled to notice of or to vote at any meeting of Stockholders has been made as provided in this Section 2.5, such determination shall apply to any adjournment thereof unless the Board fixes a new record date for the adjourned meeting. Delivery made to the Corporation's registered office in accordance with Section 2.5.1 hereof shall be by hand or by certified or registered mail, return receipt requested.

         2.6. NOTICE OF MEETINGS OF STOCKHOLDERS. Except as otherwise provided in Sections 2.5 and 2.7 hereof, whenever under the provisions of any statute, the Certificate of Incorporation or these By-laws, Stockholders are required or permitted to take any action at a meeting, written notice shall be given stating the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by any statute, the Certificate of Incorporation or these By-laws, a copy of the notice of any meeting shall be given, personally or by mail, not less than ten (10) nor more than sixty (60) days before the date

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of the meeting,  to each  Stockholder  entitled to notice of or to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, with postage prepaid, directed to the Stockholder at such Stockholder's address as it appears on the records of the Corporation. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent of the Corporation that the notice required by this Section 2.6 has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted that might have been transacted at the meeting as originally called. If, however, the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Stockholder of record entitled to vote at the meeting.

         2.7. WAIVERS OF NOTICE. Whenever the giving of any notice is required by statute, the Certificate of Incorporation or these By-laws, a waiver thereof, in writing, signed by the Stockholder or Stockholders entitled to said notice, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice. Attendance by a Stockholder at a meeting shall constitute a waiver of notice of such meeting except when the Stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of Stockholders need be specified in any written waiver of notice unless so required by statute, the Certificate of Incorporation or these By-laws.

         2.8. LIST OF STOCKHOLDERS. The Secretary shall prepare and make, or cause to be prepared and made, at least ten (10) days before every meeting of

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Stockholders,  a  complete  list of the  Stockholders  entitled  to vote at the meeting,  arranged  in  alphabetical  order,  and  showing  the address of each
Stockholder  and  the  number  of  shares   registered  in  the  name  of  each
Stockholder. Such list shall be open to the examination of any Stockholder, the Stockholder's agent, or attorney, at the Stockholder's expense, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any Stockholder who is present. The Corporation shall maintain the Stockholder list in written form or in another form capable of conversion into written form within a reasonable time. The stock ledger shall be the only evidence as to who are the Stockholders entitled to examine the stock ledger, the list of Stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of Stockholders.

         2.9. QUORUM OF STOCKHOLDERS; ADJOURNMENT. Except as otherwise provided by any statute, the Certificate of Incorporation or these By-laws, the holders of a majority of all outstanding shares of stock entitled to vote at any meeting of Stockholders, present in person or represented by proxy, shall constitute a quorum for the transaction of any business at such meeting. When a quorum is once present to organize a meeting of Stockholders, it is not broken by the subsequent withdrawal of any Stockholders. The holders of a majority of the shares of stock present in person or represented by proxy at any meeting of Stockholders, including an adjourned meeting, whether or not a quorum is present, may adjourn such meeting to another time and place. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other

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corporation is held, directly or indirectly, by the Corporation,  shall neither be entitled to vote nor be counted for quorum purposes; PROVIDED, HOWEVER, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

         2.10. VOTING; PROXIES. Unless otherwise provided in the Certificate of Incorporation, every Stockholder of record shall be entitled at every meeting of Stockholders to one vote for each share of capital stock standing in such Stockholder's name on the record of Stockholders determined in accordance with Section 2.5 hereof. If the Certificate of Incorporation provides for more or less than one vote for any share on any matter, each reference in these By-laws or the General Corporation Law to a majority or other proportion of stock shall refer to such majority or other proportion of the votes of such stock. The provisions of Sections 212 and 217 of the General Corporation Law shall apply in determining whether any shares of capital stock may be voted and the persons, if any, entitled to vote such shares; but the Corporation shall be protected in assuming that the persons in whose names shares of capital stock stand on the stock ledger of the Corporation are entitled to vote such shares. Holders of redeemable shares of stock are not entitled to vote after the notice of redemption is mailed to such holders and a sum sufficient to redeem the stocks has been deposited with a bank, trust company, or other financial institution under an irrevocable obligation to pay the holders the redemption price on surrender of the shares of stock. At any meeting of Stockholders (at which a quorum was present to organize the meeting), all matters which may be properly considered at such meeting, except as otherwise provided by statute or by the Certificate of Incorporation or by these By-laws, shall be decided by a majority of the votes cast at such meeting by the holders of shares present in person or represented by proxy and entitled to vote thereon, whether or not a quorum is present when the vote is taken. All elections of Directors shall be
by  written   ballot  unless   otherwise   provided  in  the

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Certificate of  Incorporation.  In voting on any other question on which a vote by ballot is required by law or is demanded by any Stockholder entitled to vote, the voting shall be by ballot. Each ballot shall be signed by the Stockholder voting or the Stockholder's proxy and shall state the number of shares voted. On all other questions, the voting may be by voice vote. Each Stockholder entitled to vote at a meeting of Stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such Stockholder by proxy. The validity and enforceability of any proxy shall be determined in accordance with Section 212 of the General Corporation Law. A Stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary.

         2.11. VOTING PROCEDURES AND INSPECTORS OF ELECTION AT MEETINGS OF STOCKHOLDERS. The Board, in advance of any meeting of Stockholders, may appoint one or more inspectors to act at the meeting and make a written report thereof. The Board may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed or is able to act at a meeting, the person presiding at the meeting may appoint, and on the request of any Stockholder entitled to vote thereat shall appoint, one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the shares represented at the meeting and the validity of proxies and ballots,
(iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the

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number of shares  represented  at the  meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of their duties. The date and time of the opening and the closing of the polls for each matter upon which the Stockholders will vote at a meeting shall be determined by the person presiding at the meeting and shall be announced at the meeting. No ballot, proxies or votes, or any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery of the State of Delaware upon application by a Stockholder shall determine otherwise.

         2.12.    CONDUCT OF MEETINGS; PROCEDURES.

                  (a) Unless otherwise determined by the Board, at each meeting of Stockholders, the Chairman, or in the absence of the Chairman, the Vice Chairman, or in the absence of the Vice Chairman, the CEO, or in the absence of the CEO, the President, or in the absence of the President, a corporate Vice President, and in case more than one corporate Vice President shall be present, that corporate Vice President designated by the Board (or in the absence of any such designation, the most senior corporate Vice President, based on time served in such office, present), shall act as chair of the meeting. The Secretary, or in his or her absence one of the Assistant Secretaries, shall act as secretary of the meeting. In case none of the officers above designated to act as chairman or secretary of the meeting, respectively, shall be present, a chair or a secretary of the meeting, as the case may be, shall be chosen by a majority of the votes cast at such meeting by the holders of shares of capital stock present in person or represented by proxy and entitled to vote at the meeting.

                  (b) Only persons who are nominated in accordance with the following procedures shall be eligible for election as Directors. Nominations of persons for election to the Board may be made at an annual meeting or special meeting of

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Stockholders  only  (i)  by or at  the  direction  of the  Board,  (ii)  by any nominating committee designated by the Board or by any Stockholder of the Corporation who was a Stockholder of record of the Corporation at the time the notice provided for in this Section 2.12 is delivered to the Secretary, who is entitled to vote for the election of Directors at the meeting and who complies with the applicable provisions of Section 2.12(d) hereof (persons nominated in accordance with (iii) above are referred to herein as "STOCKHOLDER NOMINEES").

                  (c) At any annual meeting of Stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting of Stockholders, (i) business must be specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board or otherwise properly brought before the meeting by a Stockholder who was a Stockholder of record of the Corporation at the time the notice provided for in this Section 2.12 is delivered to the Secretary, who is entitled to vote at the meeting and who complies with the applicable provisions of Section 2.12(d) hereof (business brought before the meeting in accordance with (iii) above is referred to as "STOCKHOLDER BUSINESS").

                  (d)      In  addition to any other  applicable  requirements,
(i) all nominations of Stockholder nominees must be made by timely written notice given by or on behalf of a Stockholder of record of the Corporation (the "NOTICE OF NOMINATION") and (ii) all proposals of Stockholder business must be made by timely written notice given by or on behalf of a Stockholder of record of the Corporation (the "NOTICE OF BUSINESS"). To be timely, the Notice of Nomination or the Notice of Business, as the case may be, must be delivered personally to, or mailed to, and received at the Office of the Corporation, addressed to the attention of the Secretary, (x) in the case of the nomination of a person

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for election to the Board, or business to be conducted, at an annual meeting of
Stockholders, not less than sixty (60) days nor more than one hundred and thirty (130) days prior to the first anniversary of the date on which the Corporation first mailed its proxy materials for the prior year's annual meeting of Stockholders, or (y) in the case of the nomination of a person for election to the Board at a special meeting of Stockholders, not less than the later of (A) ninety (90) nor more than one hundred and thirty (130) days prior to such special meeting or (B) the tenth (10th) day following the day on which the notice of such special meeting was made by mail or Public Disclosure (as defined in Section 2.12(h)); PROVIDED, HOWEVER, that in the event the annual meeting of Stockholders is advanced or delayed by more than thirty (30) days from the first anniversary of the prior year's annual meeting of Stockholders or if no annual meeting was held during the prior year, notice by the Stockholder to be timely must be received (I) no earlier than one hundred and thirty (130) days prior to such annual meeting and no later than ninety (90) days prior to such annual meeting or (II) no later than ten (10) days following the day the notice of such annual meeting was made by mail or Public
Disclosure. In no event shall the public disclosure of an adjournment or postponement of an annual or special meeting commence a new time period (or extend any time period) for the giving of the Notice of Nomination or Notice of Business, as applicable.

                  (e) The Notice of Nomination shall set forth (i) the name and record address of the Stockholder and/or beneficial owner proposing to make nominations, as they appear on the Corporation's books, (ii) the class and number of shares of stock held of record and beneficially by such Stockholder and/or such beneficial owner, (iii) a representation that the Stockholder is a holder of record of stock of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose such nomination, (iv) all information regarding each Stockholder nominee that would be required to be set forth in a definitive proxy statement filed with

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the Securities and Exchange  Commission  pursuant to Section 14 of the Exchange
Act, and the written consent of each such Stockholder nominee to being named in a proxy statement as a nominee and to serve if elected and (v) all other information that would be required to be filed with the Securities and Exchange Commission if the person proposing such nominations were a participant in a solicitation subject to Section 14 of the Exchange Act or any successor statute thereto. The Corporation may require any Stockholder nominee to furnish such other information as it may reasonably require to determine the eligibility of such Stockholder nominee to serve as a Director. The chair of the meeting shall, if the facts warrant, determine and declare to the meeting that any proposed nomination of a Stockholder nominee was not made in accordance with the foregoing procedures and, if such chair should so determine, such chair shall so declare to the meeting and the defective nomination shall be disregarded.

                  (f) The Notice of Business shall set forth (i) the name and record address of the Stockholder and/or beneficial owner proposing such Stockholder business, as they appear on the Corporation's books, (ii) the class and number of shares of stock held of record and beneficially by such Stockholder and/or such beneficial owner, (iii) a representation that the Stockholder is a holder of record of stock of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose such business, (iv) a brief description of the Stockholder business desired to be brought before the annual meeting, the text of the proposal (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the By-laws, the language of the proposed amendment, and the reasons for conducting such Stockholder business at the annual meeting, (v) any material interest of the Stockholder and/or beneficial owner in such Stockholder business and (vi) all other information that would be required to be filed with the Securities and Exchange Commission if the person proposing such Stockholder business were a

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participant  in a  solicitation  subject  to Section  14 of the  Exchange  Act.
Notwithstanding anything in these By-laws to the contrary, no business shall be conducted at the annual meeting of Stockholders except in accordance with the procedures set forth in this Section 2.12; PROVIDED, HOWEVER, that nothing in this Section 2.12 shall be deemed to preclude discussion by any Stockholder of any business properly brought before the annual meeting in accordance with said procedure. Nevertheless, it is understood that Stockholder business may be excluded if the exclusion of such Stockholder business is permitted by the applicable regulations of the Securities and Exchange Commission. The chair of the meeting shall, if the facts warrant, determine and declare to the meeting, that business was not properly brought before the meeting in accordance with the foregoing procedures and, if such chair should so determine, such chair shall declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

                  (g)      Notwithstanding  the  foregoing  provisions  of this
Section 2.12, if the Stockholder (or a qualified representative of the Stockholder) does not appear at the annual or special meeting of Stockholders to present the Stockholder nomination or the Stockholder business, as applicable, such nomination shall be disregarded and such business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

                  (h) For purposes of this Section 2.12, "PUBLIC DISCLOSURE" shall be deemed to be first made when disclosure of such date of the annual or special meeting of Stockholders, as the case may be, is first made in a press release reported by the Dow Jones News Services, Associated Press or comparable national news service, or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act or any successor statute thereto.

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                  (i)      Notwithstanding  the foregoing,  a Stockholder shall
also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this
Section 2.12. Nothing in this Section 2.12 shall be deemed to affect any rights of the holders of any series of preferred stock of the Corporation pursuant to any applicable provision of the Certificate of Incorporation.

         2.13. ORDER OF BUSINESS. The order of business at all meetings of Stockholders shall be as determined by the chair of the meeting, but the order of business to be followed at any meeting at which a quorum is present may be changed by a majority of the votes cast at such meeting by the holders of shares of capital stock present in person or represented by proxy and entitled to vote at the meeting.

                                  ARTICLE III

                                   DIRECTORS

         3.1. GENERAL POWERS. Except as otherwise provided in the Certificate of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board. The Board may adopt such rules and regulations, not inconsistent with the Certificate of Incorporation or these By-laws or applicable laws, as it may deem proper for the conduct of its meetings and the management of the Corporation. In addition to the powers expressly conferred by these By-laws, the Board may exercise all powers and perform all acts that are not required by these By-laws or the Certificate of Incorporation or by statute to be exercised and performed by the Stockholders.

         3.2. NUMBER; QUALIFICATION; TERM OF OFFICE. The Board shall consist of one or more members, the number thereof to be determined from time to time by resolution of the Board. Directors need not be Stockholders. Each Director shall hold office until a successor is elected and qualified or until the Director's death, resignation or removal.

         3.3. ELECTION. Directors shall, except as otherwise required by statute or by the Certificate of Incorporation, be elected by a majority of the votes cast at a meeting of Stockholders by the holders of shares present in person or represented by proxy at the meeting and entitled to vote in the election, provided that if the number of nominees exceeds the number of Directors to be elected, the Directors shall be elected by a plurality of such votes.

         3.4. NEWLY CREATED DIRECTORSHIPS AND VACANCIES. Unless otherwise provided in the Certificate of Incorporation, newly created Directorships resulting from an increase in the number of Directors and vacancies occurring in the Board for any other reason, including the removal of Directors without cause, may be filled by the affirmative vote of a majority of the entire Board, although less than a quorum, or by a sole remaining Director, or may be elected by a majority of the votes cast by the holders of shares of capital stock entitled to vote in the election at a special meeting of Stockholders called for that purpose. If at such special meeting no person nominated to fill the vacancy receives a majority of such votes, then such vacancy shall be filled by the affirmative vote of a majority of the entire Board, although less than a quorum, or by the sole remaining Director. A Director elected to fill a vacancy shall be elected to hold office until a successor is elected and qualified, or until the Director's earlier death, resignation or removal.

         3.5. RESIGNATION. Any Director may resign at any time upon notice in writing or by electronic transmission to the Corporation. Such resignation shall take effect at the time therein specified, and, unless otherwise specified in such resignation, the acceptance of such resignation shall not be necessary to make it effective.

         3.6. REMOVAL. Subject to the provisions of Section 141(k) of the General Corporation Law, any or all of the Directors may be removed with or without cause by vote of the holders of a majority of the shares then entitled to vote at an election of Directors.

         3.7. COMPENSATION. Each Director, in consideration of his or her service as such, shall be entitled to receive from the Corporation such amount per annum or such fees for attendance at Directors' meetings, or both, as the Board may from time to time determine, together with reimbursement for the reasonable out-of-pocket expenses, if any, incurred by such Director in connection with the performance of his or her duties. Each Director who shall serve as a member of any committee of Directors, in consideration of serving as such, shall be entitled to such additional amount per annum or such fees for attendance at committee meetings, or both, as the Board may from time to time determine, together with reimbursement for the reasonable out-of-pocket expenses, if any, incurred by such Director in the performance of his or her duties. Nothing contained in this Section 3.7 shall preclude any Director from serving the Corporation or its subsidiaries in any other capacity and receiving proper compensation therefor.

         3.8. TIMES AND PLACES OF MEETINGS. The Board may hold meetings, both regular and special, either within or without the State of Delaware. The times and places for holding meetings of the Board may be fixed from time to time by resolution of the Board or (unless contrary to a resolution of the Board) in the notice of the meeting.

         3.9. ANNUAL MEETINGS. On the day when and at the place where the annual meeting of Stockholders for the election of Directors is held, and as soon as practicable thereafter, the Board may hold its annual meeting, without notice of such meeting, for the purposes of organization, the election of officers and the transaction of other business. The annual meeting of the Board may be held at any other time and place specified in a notice given as provided in Section 3.11 hereof for special meetings of the Board or in a waiver of notice thereof.

         3.10. REGULAR MEETINGS. Regular meetings of the Board may be held without notice at such times and at such places as shall from time to time be determined by the Board.

         3.11. SPECIAL MEETINGS. Special meetings of the Board may be called by the Chairman, the CEO, the President or the Secretary or by any two or more Directors then serving on at least twenty-four (24) hours' notice to each Director given by one of the means specified in Section 3.14 hereof other than by mail, or on at least five (5) days' notice if given by mail. Special meetings shall be called by the Chairman, CEO, President or Secretary in like manner and on like notice on the written request of any two or more of the Directors then serving.

         3.12. TELEPHONE MEETINGS. Directors or members of any committee designated by the Board may participate in a meeting of the Board or of such committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 3.12 shall constitute presence in person at such meeting.

         3.13. ADJOURNED MEETINGS. A majority of the Directors present at any meeting of the Board, including an adjourned meeting, whether or not a quorum is present, may adjourn such meeting to another time and place. Any business may be transacted at an adjourned meeting that might have been transacted at the meeting as originally called.

         3.14. NOTICE PROCEDURE. Subject to Sections 3.11 and 3.17 hereof, whenever, under the provisions of any statute, the Certificate of Incorporation or these

By-laws, notice is required to be given to any Director, such notice shall be deemed given effectively if given in person or by telephone, by mail addressed to such Director at such Director's address as it appears on the records of the Corporation, with postage thereon prepaid, or by telecopy, electronic transmission or similar means addressed as aforesaid.

         3.15. WAIVER OF NOTICE. Whenever the giving of any notice is required by statute, the Certificate of Incorporation or these By-laws, a waiver thereof, in writing, signed by the person or persons entitled to said notice, or a waiver by electronic transmission, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice. Attendance by a person at a meeting shall constitute a waiver of notice of such meeting except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Directors or a committee of Directors need be specified in any written waiver of notice or waiver by electronic transmission unless so required by statute, the Certificate of Incorporation or these By-laws.

         3.16. ORGANIZATION. The Board may select from among its members a Chairman and a Vice Chairman to preside at meetings of the Directors and who shall perform such other duties as the Board may from time to time determine. Unless otherwise determined by the Board, at each meeting of the Board, the Chairman, or in the absence of the Chairman, the Vice Chairman, or in the absence of the Vice Chairman, the CEO, or in the absence of the CEO, the President, or in the absence of the President, a chair chosen by a majority of the Directors present, shall preside. The Secretary shall act as secretary at each meeting of the Board. In case the Secretary shall be absent from any meeting of the Board, an Assistant Secretary shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the Secretary and all

Assistant Secretaries, the person presiding at the meeting may appoint any person to act as secretary of the meeting.

         3.17. QUORUM OF DIRECTORS. The presence in person of at least a majority of the entire Board shall be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the Board, but a majority of a smaller number may adjourn any such meeting to a later date.

         3.18. ACTION BY MAJORITY VOTE. Except as otherwise expressly required by statute, the Certificate of Incorporation or these By-laws, the act of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board.

         3.19. ACTION WITHOUT MEETING. Unless otherwise restricted by the Certificate of Incorporation or these By-laws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all Directors or members of such committee, as the case may be, consent thereto in writing, or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filings shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

                                   ARTICLE IV

                            COMMITTEES OF THE BOARD

         4.1. COMMITTEES. The Board shall establish an Audit Committee, a Compensation Committee and a Governance and Nominating Committee (collectively, the "STANDING COMMITTEES"), each such Standing Committee to consist of such number of Directors as from time to time may be fixed by the Board in accordance with this Section 4.1. The Standing Committees shall each consist of three or more outside Directors, each of whom shall satisfy the independence (and, in the case of the Audit Committee, the financial literacy and experience) requirements of Section 10A of the Exchange Act, the New York Stock Exchange and any other regulatory requirements. The Board may, by resolution passed by a vote of a majority of the entire Board, designate one or more other committees, each such other committee to consist of one or more of the Directors of the Corporation. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. If a member of a committee shall be absent from any meeting, or disqualified from voting thereat, the remaining member or members present and not disqualified from voting, whether or not such member or members constitute a quorum, may, by a unanimous vote, appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member (provided such other member meets the requirements described in the second sentence of this Section 4.1, if applicable).

         4.2.     POWERS; DUTIES AND RESPONSIBILITIES.

                  (a) AUDIT COMMITTEE. The Audit Committee shall have the power and authority of the Board to fulfill the Board's oversight responsibilities with respect to: (i) the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethical behavior;
(ii) the Corporation's auditing, accounting and financial reporting processes generally; (iii) the Corporation's financial statements and other financial information provided by the Corporation to Stockholders, the public and others;
(iv) the Corporation's compliance with legal and regulatory  requirements;  and
(v) the performance of the Corporation's internal auditors and independent auditors. The specific powers and responsibilities of the Audit Committee shall be set forth in its charter.

                  (b) COMPENSATION COMMITTEE. The Compensation Committee shall have the power and authority of the Board to fulfill the Board's responsibilities in respect to compensation of the Corporation's executives. The specific powers and responsibilities of the Compensation Committee shall be set forth in its charter.

                  (c) GOVERNANCE AND NOMINATING COMMITTEE. The Governance and Nominating Committee shall have the power and authority of the Board to ensure: (i) that the Board shall have the benefit of qualified and experienced Directors; (ii) that the Standing Committees of the Board shall have the benefit of qualified Directors, each of whom shall satisfy the independence (and, in the case of the Audit Committee, the financial literacy and experience) requirements of Section 10A of the Exchange Act, the New York Stock Exchange and any other regulatory requirements; and (iii) that the Corporation shall have in place effective corporate governance policies and procedures. The specific powers of the Governance and Nominating Committee shall be set forth in its charter.

                  (d) Subject to this Section 4.2, any committee of the Board, to the extent provided in the resolution of the Board passed as aforesaid, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be impressed on all papers that may require it, but no such committee shall have the power or authority of the Board in reference to (i) amending the Certificate of Incorporation, (ii) adopting an agreement of merger or consolidation under section 251 or section 252 of the General Corporation Law, (iii) recommending to Stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, or a dissolution of the Corporation or a revocation of a dissolution, or (iv) amending the By-laws of the Corporation; and, unless the resolution designating it expressly so provides, no such committee shall have the power and authority to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger pursuant to
Section 253 of the General Corporation Law.

         4.3. PROCEDURE. Unless otherwise specified in the resolution of the Board designating a committee, at all meetings of such committee a majority of the total number of members of the committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee. Unless the Board otherwise provides, each committee designated by the Board may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board conducts its business pursuant to Article 3 of these By-laws.

         4.4. COMMITTEE MINUTES. The committees shall keep regular minutes of their proceedings and report the same to the Board.

         4.5. REMOVAL. Any member (and any alternate member) of any committee of the Board may be removed from his or her position as a member (or alternate member, as the case may be) of such committee at any time, either for or without cause, by the Board.

         4.6. VACANCIES. If any vacancy shall occur in any committee of the Board, by reason of disqualification, death, resignation, removal or otherwise, the remaining members (and any alternate members) shall continue to act, and any such vacancy may be filled by the Board.

                                   ARTICLE V

                                    OFFICERS

         5.1. POSITIONS. The officers of the Corporation shall be a CEO, a Secretary, a Treasurer or a Chief Financial Officer and such other officers as the Board may appoint, including an Executive Chairman, a Vice Chairman, a President, a Chief Operating Officer, one or more corporate Vice Presidents and one or more Assistant Secretaries and Assistant Treasurers, who shall exercise such powers and perform such duties as shall be determined from time to time by the Board. The Board may designate one or more corporate Vice Presidents as Executive Vice Presidents and may use descriptive words or phrases to designate the standing, seniority or areas of special competence of the corporate Vice Presidents elected or appointed by it. Any number of offices may be held by the same person unless the Certificate of Incorporation or these By-laws otherwise provide.

         5.2. APPOINTMENT. The officers of the Corporation shall be chosen by the Board at its annual meeting or at such other time or times as the Board shall determine.

         5.3. COMPENSATION. The compensation of all executive officers of the Corporation shall be fixed by the Board or a committee thereof. No executive officer shall be prevented from receiving a salary or other compensation by reason of the fact that the executive officer is also a Director.

         5.4. TERM OF OFFICE. Each officer of the Corporation shall hold office for the term for which he or she is elected and until such officer's successor is chosen and qualifies or until such officer's earlier death, resignation or removal. Any officer may resign at any time upon written notice to the Corporation. Such resignation shall take effect at the date of receipt of such notice or at such later time as is therein specified, and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective. The resignation of an officer shall be without prejudice to the contract rights of the Corporation, if any. Any officer elected or appointed by the Board may be removed at any time, with or without cause, by vote of a majority of the entire Board. Any vacancy occurring in any office of the Corporation shall be filled by the Board or a committee thereof. The removal of an officer without cause shall be without prejudice to the officer's contract rights, if any. The election or appointment of an officer shall not of itself create contract rights.

         5.5. FIDELITY BONDS. The Corporation may secure the fidelity of any or all of its officers or agents by bond or otherwise.

         5.6. CHAIRMAN. Unless otherwise determined by the Board, the Chairman, if one shall have been appointed, shall preside at all meetings of the Board and shall exercise such powers and perform such other duties as shall be determined from time to time by the Board, which duties may include, if so determined by the Board, duties generally performed by a chief executive officer of a corporation.

         5.7. VICE CHAIRMAN. The Vice Chairman, if one shall have been appointed, shall perform such duties as shall be determined from time to time by the Board.

         5.8. CEO. The CEO shall have general supervision over the business of the Corporation, subject, however, to the control of the Board or any duly authorized committee of Directors. Unless otherwise determined by the Board, the CEO shall preside at all meetings of the Stockholders and at all meetings of the Board at which the Chairman (if there be one) and Vice Chairman (if there be one) is not present. The CEO may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts and other instruments except in cases in which the signing and execution thereof shall be expressly delegated by the Board or by these By-laws to some other officer or agent of the Corporation or shall be required by statute otherwise to be signed or executed and, in general, the CEO shall perform all duties incident to the office of a chief executive officer of a corporation and such other duties as may from time to time be assigned to the CEO by the Board.

         5.9. PRESIDENT. The President, if one shall have been appointed, shall have general supervision over the business of the Corporation, subject, however, to the control of the Board or any duly authorized committee of Directors. The President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts and other instruments except in cases in which the signing and execution thereof shall be expressly delegated by the Board or by these By-laws to some other officer or agent of the Corporation or shall be required by statute otherwise to be signed or executed and, in general, the President shall perform all duties incident to the office of president of a corporation and such other duties as may from time to time be assigned to the President by the Board or the CEO.

         5.10. CORPORATE VICE PRESIDENTS. At the request of the CEO or the President, or in the absence of such officers, at the request of the Board, the corporate Vice Presidents shall (in such order as may be designated by the Board, or, in the absence of any such designation, in order of seniority based on age) perform all of the duties of the CEO or the President and, in so performing, shall have all the powers of, and be subject to all restrictions upon, the CEO and the President. Any corporate Vice President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments, except in cases in which the signing and execution thereof shall be expressly delegated by the Board or by these By-laws to some other officer or agent of the Corporation, or shall be required by statute otherwise to be signed or executed, and each corporate Vice President shall perform such other duties as from time to time may be assigned to such corporate Vice President by the Board, the CEO or the President.

         5.11. SECRETARY. The Secretary shall attend all meetings of the Board and of the Stockholders and shall record all the proceedings of the meetings of the Board and of the Stockholders in a book to be kept for that purpose, and shall perform like duties for committees of the Board, when required. The Secretary shall give, or cause to be given, notice of all special meetings of the Board and of the Stockholders and shall perform such other duties as may be prescribed by the Board, the CEO or the President, under whose supervision the Secretary shall be. The Secretary shall have custody of the corporate seal of the Corporation, and the Secretary, or an Assistant Secretary, shall have authority to impress the same on any instrument requiring it, and when so impressed the seal may be attested by the signature of the Secretary or by the signature of such Assistant Secretary. The Board may give general authority to any other officer to impress the seal of the Corporation and to attest the same by such officer's signature. The Secretary or an Assistant Secretary may also attest all instruments signed by the CEO, the President or any corporate Vice President. The Secretary shall have charge of all the books, records and papers of the Corporation relating to its organization and management, shall see that the reports, statements and other documents required by statute are properly kept and filed and, in general, shall perform all duties incident to the office of Secretary of a corporation and such other duties as may from time to time be assigned to the Secretary by the Board, the CEO or by the President.

         5.12. TREASURER OR CHIEF FINANCIAL OFFICER. The Treasurer or Chief Financial Officer shall have charge and custody of, and be responsible for, all funds, securities and notes of the Corporation; receive and give receipts for moneys due and payable to the Corporation from any sources whatsoever; deposit all such moneys and valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board; against proper vouchers, cause such funds to be disbursed by checks or drafts on the authorized depositories of the Corporation signed in such manner as shall be determined by the Board and be responsible for the accuracy of the amounts of all moneys so disbursed; regularly enter or cause to be entered in books or other records maintained for the purpose full and adequate account of all moneys received or paid for the account of the Corporation; have the right to require from time to time reports or statements giving such information as the Treasurer or Chief Financial Officer may desire with respect to any and all financial transactions of the Corporation from the officers or agents transacting the same; render to the CEO, the President or the Board, whenever the CEO, the President or the Board shall require the Treasurer or Chief Financial Officer so to do, an account of the financial condition of the Corporation and of all financial transactions of the Corporation; exhibit at all reasonable times the records and books of account to any of the Directors upon application at the office of the Corporation where such records and books are kept; disburse the funds of the Corporation as ordered by the Board; and, in general, perform all duties incident to the office of Treasurer or Chief Financial Officer of a corporation and such other duties as may from time to time be assigned to the Treasurer or Chief Financial Officer by the Board, the CEO or the President.

         5.13.    ASSISTANT  SECRETARIES  AND ASSISTANT  TREASURERS.  Assistant
Secretaries and Assistant Treasurers shall perform such duties as shall be assigned to them by the Secretary or by the Treasurer, respectively, or by the Board or by the President.

                                   ARTICLE VI

                 CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

         6.1. EXECUTION OF CONTRACTS. The Board, except as otherwise provided in these By-laws, may prospectively or retroactively authorize any officer or officers, employee or employees or agent or agents, in the name and on behalf of the Corporation, to enter into any contract or execute and deliver any instrument, and any such authority may be general or confined to specific instances, or otherwise limited.

         6.2. LOANS. The Board may prospectively or retroactively authorize the CEO, the President or any other officer, employee or agent of the Corporation to effect loans and advances at any time for the Corporation from any bank, trust company or other institution, or from any firm, corporation or individual, and for such loans and advances the person so authorized may make, execute and deliver promissory notes, bonds or other certificates or evidences of indebtedness of the Corporation, and, when authorized by the Board so to do, may pledge and hypothecate or transfer any securities or other property of the Corporation as security for any such loans or advances. Such authority conferred by the Board may be general or confined to specific instances, or otherwise limited.

         6.3. CHECKS, DRAFTS, ETC. All checks, drafts and other orders for the payment of money out of the funds of the Corporation and all evidences of indebtedness of the Corporation shall be signed on behalf of the Corporation in such manner as shall from time to time be determined by resolution of the Board.

         6.4. DEPOSITS. The funds of the Corporation not otherwise employed shall be deposited from time to time to the order of the Corporation with such banks, trust companies, investment banking firms, financial institutions or other depositaries as the Board may select or as may be selected by an officer, employee or agent of the

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                                                                             30


Corporation to whom such power to select may from time to time be delegated by the Board.

                                  ARTICLE VII

                              STOCK AND DIVIDENDS

         7.1. CERTIFICATES REPRESENTING SHARES. The Corporation may, but shall not be required to, issue certificates representing shares of its capital stock. If such capital stock is certificated, the certificates shall be in such form (consistent with the provisions of Section 158 of the General Corporation
Law) as shall be approved by the Board, and shall be signed by the Chairman, the CEO, the President or a corporate Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer, and may be impressed with the seal of the Corporation or a facsimile thereof. The signatures of the officers upon a certificate may be facsimiles, if the certificate is countersigned by a transfer agent or registrar other than the Corporation itself or its employee. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon any certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may, unless otherwise ordered by the Board, be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

         7.2. TRANSFER OF SHARES. Transfers of shares of capital stock of the Corporation shall be made only on the books of the Corporation by the holder thereof or by the holder's duly authorized attorney appointed by a power of attorney duly executed and filed with the Secretary or a transfer agent of the Corporation upon payment of all necessary transfer taxes. A person in whose name shares of capital stock shall stand on the books of the Corporation shall be deemed the owner thereof to receive dividends, to vote as such owner and for all other purposes as respects the Corporation. No transfer of

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                                                                             31


shares of capital stock shall be valid as against the Corporation, its Stockholders and creditors for any purpose, except to render the transferee liable for the debts of the Corporation to the extent provided by law, until such transfer shall have been entered on the books of the Corporation by an entry showing from and to whom transferred.

         7.3. TRANSFER AND REGISTRY AGENTS. The Corporation may from time to time maintain one or more transfer offices or agents and registry offices or agents at such place or places as may be determined from time to time by the Board.

         7.4. RULES AND REGULATIONS. The Board may make such rules and regulations as it may deem expedient, not inconsistent with these By-laws or with the Certificate of Incorporation, concerning the issue, transfer and registration of shares of its capital stock.

         7.5. RESTRICTION ON TRANSFER OF STOCK. A written restriction on the transfer or registration of transfer of capital stock of the Corporation, if permitted by Section 202 of the General Corporation Law and, if such stock has been certificated, noted conspicuously on the certificate representing such capital stock, may be enforced against the holder of the restricted capital stock or any successor or transferee of the holder, including an executor, administrator, trustee, guardian or other fiduciary entrusted with like responsibility for the person or estate of the holder. A restriction on the transfer or registration of transfer of capital stock of the Corporation may be imposed either by the Certificate of Incorporation or by an agreement among any number of Stockholders or among such Stockholders and the Corporation. No restriction so imposed shall be binding with respect to capital stock issued prior to the adoption of the restriction unless the holders of such capital stock are parties to an agreement or voted in favor of the restriction.

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                                                                             32


         7.6. DIVIDENDS, SURPLUS, ETC. Subject to the provisions of the Certificate of Incorporation and of law, the Board:

                  7.6.1. may declare and pay dividends or make other distributions on the outstanding shares of capital stock in such amounts and at such time or times as it, in its discretion, shall deem advisable giving due consideration to the condition of the affairs of the Corporation;

                  7.6.2. may use and apply, in its discretion, any of the surplus of the Corporation in purchasing or acquiring any shares of capital stock of the Corporation, or purchase warrants therefor, in accordance with law, or any of its bonds, debentures, notes, scrip or other securities or evidences of indebtedness; and

                  7.6.3. may set aside from time to time out of such surplus or net profits such sum or sums as, in its discretion, it may think proper, as a reserve fund to meet contingencies, or for equalizing dividends or for the purpose of maintaining or increasing the property or business of the Corporation, or for any purpose it may think conducive to the best interests of the Corporation.

                                  ARTICLE VIII

                                INDEMNIFICATION

         8.1. RIGHT TO INDEMNIFICATION. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a "COVERED PERSON") who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "PROCEEDING"), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a

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                                                                             32


Director or officer of the Corporation or, while a Director or officer of the Corporation, is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity (an "OTHER ENTITY"), including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 8.3, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized by the Board.

         8.2. PREPAYMENT OF EXPENSES. The Corporation shall pay the expenses (including attorneys' fees) incurred by a Covered Person in defending any Proceeding in advance of its final disposition, PROVIDED, HOWEVER, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article 8 or otherwise.

         8.3. CLAIMS. If a claim for indemnification or advancement of expenses under this Article 8 is not paid in full within 30 days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

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                                                                             34


         8.4. NONEXCLUSIVITY OF RIGHTS. The rights conferred on any Covered Person by this Article 8 shall not be exclusive of any other rights that such Covered Person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these By-laws, agreement, vote of Stockholders or disinterested Directors or otherwise.

         8.5. OTHER SOURCES. The Corporation's obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a Director, officer, employee or agent of an Other Entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such Other Entity.

         8.6. AMENDMENT OR REPEAL. Any repeal or modification of the foregoing provisions of this Article 8 shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such repeal or modification.

         8.7.     OTHER  INDEMNIFICATION  AND  PREPAYMENT  OF  EXPENSES.   This
Article 8 shall not limit the right of the Corporation, to the extent and in the manner permitted by applicable law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

                                   ARTICLE IX

                               BOOKS AND RECORDS

         9.1. BOOKS AND RECORDS. There shall be kept at the principal office of the Corporation correct and complete records and books of account recording the financial transactions of the Corporation and minutes of the proceedings of the Stockholders, the Board and any committee of the Board. The Corporation shall keep at

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                                                                             35


its principal office, or at the office of the transfer agent or registrar of the Corporation, a record containing the names and addresses of all Stockholders, the number and class of shares held by each and the dates when they respectively became the owners of record thereof.

         9.2. FORM OF RECORDS. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, an electronic database, or any other information storage device, provided that the records so kept can be converted into clearly legible written form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

         9.3. INSPECTION OF BOOKS AND RECORDS. Except as otherwise provided by law, the Board shall determine from time to time whether, and, if allowed, when and under what conditions and regulations, the accounts, books, minutes and other records of the Corporation, or any of them, shall be open to the Stockholders for inspection.

                                   ARTICLE X

                                      SEAL

         The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

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                                                                             36


                                   ARTICLE XI

                                  FISCAL YEAR

         The fiscal year of the Corporation shall be fixed, and may be changed, by resolution of the Board.

                                  ARTICLE XII

                              PROXIES AND CONSENTS

         Unless otherwise directed by the Board, the Chairman, the CEO, the President, any corporate Vice President, the Secretary or the Treasurer, or any one of them, may execute and deliver on behalf of the Corporation proxies respecting any and all shares or other ownership interests of any Other Entity owned by the Corporation appointing such person or persons as the officer executing the same shall deem proper to represent and vote the shares or other ownership interests so owned at any and all meetings of holders of shares or other ownership interests, whether general or special, and/or to execute and deliver consents respecting such shares or other ownership interests; or any of the aforesaid officers may attend any meeting of the holders of shares or other ownership interests of such Other Entity and thereat vote or exercise any or all other powers of the Corporation as the holder of such shares or other ownership interests.

                                 ARTICLE XIII

                               EMERGENCY BY-LAWS

         Unless the Certificate of Incorporation provides otherwise, the following provisions of this Article 13 shall be effective during an emergency, which is defined as when a quorum of the Corporation's Directors cannot be readily assembled because of some catastrophic event. During such emergency:

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                                                                             37


         13.1. NOTICE TO BOARD MEMBERS. Any one member of the Board or any one of the following officers: Chairman, CEO, President, any corporate Vice President, Secretary, or Treasurer, may call a meeting of the Board. Notice of such meeting need be given only to those Directors whom it is practicable to reach, and may be given in any practical manner, including by publication and radio. Such notice shall be given at least six hours prior to commencement of the meeting.

         13.2. TEMPORARY DIRECTORS AND QUORUM. One or more officers of the Corporation present at the emergency Board meeting, as is necessary to achieve a quorum, shall be considered to be Directors for the meeting, and shall so serve in order of rank, and within the same rank, in order of seniority. In the event that less than a quorum of the Directors are present (including any officers who are to serve as Directors for the meeting), those Directors present (including the officers serving as Directors) shall constitute a quorum.

         13.3.    ACTIONS  PERMITTED TO BE TAKEN.  The Board as  constituted in
Section 13.2, and after notice as set forth in Section 13.1 may:

                  13.3.1. prescribe emergency powers to any officer of the Corporation;

                  13.3.2. delegate to any officer or Director, any of the powers of the Board;

                  13.3.3.  designate   lines  of  succession  of  officers  and
      agents, in the event that any of them are unable to discharge their duties;

                  13.3.4.  relocate  the  principal   place  of  business,   or
      designate successive or simultaneous principal places of business; and

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                                                                             38


                  13.3.5. take any other convenient, helpful or necessary action to carry on the business of the Corporation.

                                  ARTICLE XIV

                                   AMENDMENTS

         These By-laws may be amended or repealed and new By-laws may be adopted by a vote of the Stockholders holding shares entitled to vote in the election of Directors or by the Board. Any By-laws adopted or amended by the Board may be amended or repealed by the Stockholders entitled to vote thereon.